Summary of Significant Accounting Policies (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Summary of Significant Accounting Policies (Details) [Line Items]
Cash and cash equivalents	$ 14.3	$ 17.5
Restricted cash	4.3	1.1
Merger agreement	3.5
Amounts receivable	17.6	24.1
Net of allowances	1.9	0.1
Amounts of inventory allowances	$ 6.8	$ 6.2
Product sales percentage	94.00%	94.00%	94.00%
Amortization period	1 year
Breakage revenue	$ 0.1	$ 0.3	$ 0.5
Deferred revenue	39.8	47.4
Deferred revenue, revenue recognized	43.7	23.4
Shipping and handling revenue	25.3	33.7	17.1
Shipping and handling costs	$ 64.7	80.1	62.1
Cost of sales description	The Company reduced cost of sales by $140.0 million, $135.8 million and $143.1 million for the years ended December 31, 2021, 2020 and 2019, respectively, for these vendor incentive programs. Reductions to advertising and promotional expenses related to direct reimbursements for costs incurred in advertising vendors’ products totaled $1.5 million, $1.1 million and $0.7 million for the years ended December 31, 2021, 2020 and 2019, respectively. Amounts receivable related to vendor incentive programs were $41.5 million and $39.9 million, net of allowances of $0.6 million and $0.4 million, at December 31, 2021 and 2020, respectively. Amounts due to the Company are included in accounts receivable in the consolidated balance sheets
Advertising and promotional expenses	$ 32.8	$ 29.0	$ 25.8
Tax benefit rate	50.00%
Net sales percentage		10.00%	10.00%
Total purchases	10.00%		10.00%
Minimum [Member]
Summary of Significant Accounting Policies (Details) [Line Items]
Voting stock of the investee	20.00%
Investments in limited partnerships rate	3.00%
Maximum [Member]
Summary of Significant Accounting Policies (Details) [Line Items]
Voting stock of the investee	50.00%
Investments in limited partnerships rate	5.00%